EXHIBIT 99.1

                          FORM OF LETTER OF TRANSMITTAL

                           6.40% Senior Notes due 2006
                           7.70% Senior Notes due 2010
                        7.875% Senior Debentures due 2030

                                       of

                                   Viacom Inc.
              Unconditionally guaranteed as to payment of principal and interest by Viacom International Inc.
                   (a wholly owned subsidiary of Viacom Inc.)


                  pursuant to the Exchange Offer in respect of

         All of its outstanding unregistered 6.40% Senior Notes due 2006 for 6.40% Senior Notes due 2006

         All of its outstanding unregistered 7.70% Senior Notes due 2010 for 7.70% Senior Notes due 2010

                                       and

      All of its outstanding unregistered 7.875% Senior Debentures due 2030 for 7.875% Senior Debentures due 2030


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY , 2001 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY VIACOM OR VIACOM INTERNATIONAL IN THEIR SOLE DISCRETION.

TENDERS OF UNREGISTERED SENIOR SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To   Citibank N.A.                           Kredietbank S.A. Luxembourgeoise
     Principal Exchange Agent                Luxembourg Exchange Agent

     Citibank, N.A.                          Kredietbank S.A. Luxembourgeoise
     111 Wall Street, 5th Floor              43, Boulevard Royal
     New York, New York 10005                L-2955 Luxembourg
     Attn:  Global Agency & Trust Services   Attn:  Corporate Trust and Agencies
     By:  Telephone:  (800) 422-2066         By Telephone:  (00352) 47 97 3933
     Facsimile:  (212) 825-3483              Facsimile:  (00352) 47 97 73 951

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

     The undersigned acknowledges that he or she has received the prospectus, dated __________, 2001 (the "Prospectus"), of Viacom Inc. ("Viacom"), and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute Viacom's offer (the "Exchange Offer") to exchange up to $400,000,000 aggregate principal amount of new 6.40% senior notes due 2006, which are registered under the Securities Act of 1933, for any and all of its unregistered 6.40% senior notes due 2006 issued on January 17, 2001, $500,000,000 aggregate principal amount of new 7.70% senior notes due 2010, which are registered under the Securities Act of 1933, for any and all of its unregistered 7.70% senior notes due 2010 issued on January 17, 2001 and $750,000,000 aggregate principal amount of new 7.875% senior debentures due 2030, which are registered under the Securities Act of 1933, for any and all of its unregistered 7.875% senior debentures due 2030 issued on January 17, 2001, pursuant to a Registration Statement of which the Prospectus is a part. The unregistered senior securities are unconditionally guaranteed as to payment of principal and interest by Viacom International Inc., a wholly owned subsidiary of Viacom. The term "Expiration Date" shall mean 5:00 p.m. New York City time on ___________, 2001, unless Viacom or Viacom International, in their sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered senior notes due 2006, the unregistered senior notes due 2010 and the unregistered senior debentures, we will refer to them as the "unregistered senior securities." Whenever we refer to the exchange senior notes due 2006, the exchange senior notes due 2010 and the exchange senior debentures, we will refer to them as the "exchange senior securities." All other terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used if (1) certificates representing unregistered senior securities are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the unregistered senior securities are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (3) if tender of the unregistered senior securities is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

     DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" as used herein means any person in whose name unregistered senior securities are registered on the books of Viacom or any other person who has obtained a properly completed bond power from the registered holder.

     Any Holder of unregistered senior securities who wishes to tender his, her or its unregistered senior securities must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered senior securities, or (b) if a tender of unregistered senior securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

     Holders of unregistered senior securities whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their unregistered senior securities according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1.)

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the unregistered senior securities validly tendered and not withdrawn and the issuance of the exchange senior securities will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, Viacom shall be deemed to have accepted for exchange validly tendered unregistered senior securities when, as and if Viacom has given written notice thereof to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED SENIOR SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

     Please list below the unregistered senior securities to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.



-----------------------------------------------------------------------------------------------------------------------------
                  DESCRIPTION OF UNREGISTERED SENIOR SECURITIES
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es)
        of Holder(s)                                                Certificate Number(s)               Aggregate Principal
   (Please fill in, if blank)    Type of Security Tendered       (Attach signed list if necessary)         Amount Tendered
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT OF UNREGISTERED
SENIOR SECURITIES TENDERED:
----------------------------------------------------------------------------------------------------------------------

    [ ] CHECK HERE IF TENDERED UNREGISTERED SENIOR SECURITIES ARE BEING DELIVERED BY DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution: _________________________________________
        DTC, Euroclear or Clearstream Luxembourg Book-Entry Account: ___________ Transaction Code No.: __________________________________________________


        Holders who wish to tender their unregistered senior securities and (i) whose unregistered senior securities are not immediately available, or (ii) who cannot deliver their unregistered senior securities the Letter of Transmittal or any other required documents to the applicable Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures."

    [ ] CHECK HERE IF TENDERED UNREGISTERED SENIOR SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Holder(s) of unregistered senior securities: ________________ Window Ticket No. (if any): ____________________________________________
        Date of Execution of Notice of Guaranteed Delivery: ____________________

        DTC, Euroclear or Clearstream Luxembourg Book-Entry Account: ___________ If Delivered by Book-Entry Transfer: ___________________________________
                Name of Tendering Institution: _________________________________
                Transaction Code No.: __________________________________________


    [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                Name: __________________________________________________________
                Address: _______________________________________________________

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Viacom the principle amount of unregistered senior securities indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered senior securities tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Viacom all right, title and interest in and to the unregistered senior securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agents its agent and attorney-in-fact (with full knowledge that the Exchange Agents also act as agents of Viacom and the Principal Exchange Agent acts as Trustee under the Indentures for the unregistered senior securities and the exchange senior securities) with respect to the tendered unregistered senior securities with full power of substitution to (i) deliver certificates for such unregistered senior securities to Viacom, or transfer ownership of such unregistered senior securities on the account books maintained by DTC, Euroclear or Clearstream Luxembourg, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Viacom and (ii) present such unregistered senior securities for transfer on the books of Viacom and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered senior securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered senior securities tendered hereby and to acquire the exchange senior securities issuable upon the exchange of the unregistered senior securities, and that Viacom will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Viacom. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange senior securities issued in exchange for the unregistered senior securities pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered senior securities directly from Viacom for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of Viacom or Viacom International within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior securities are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior securities.

     The undersigned Holder represents and warrants that (i) the exchange senior securities acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange senior securities, whether or not the person is the Holder, (ii) neither the undersigned Holder nor any other recipient of the exchange senior securities (if different than the Holder) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of the exchange senior securities, (iii) the Holder is not a broker-dealer, or is a broker-dealer but will not receive exchange senior securities for its own account and (iv) neither the Holder nor any other recipient is an "affiliate" of Viacom or Viacom International within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is a broker-dealer, the undersigned further represents and warrants that (1) it acquired unregistered senior securities for the undersigned's own account as a result of market-making activities or other trading activities, (2) it has not entered into any arrangement or understanding with Viacom or Viacom International or any "affiliate" of Viacom or Viacom International (within the meaning of Rule 405 under the Securities Act) to distribute the exchange senior securities to be received in the Exchange Offer and (3) it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior securities received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and delivery any additional documents deemed by the Exchange Agents or Viacom to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered senior securities tendered hereby or transfer of ownership of such unregistered senior securities on the account books maintained by a book-entry transfer facility.

     The undersigned understands and agrees that Viacom reserves the right not to accept tendered unregistered senior securities from any tendering Holder if Viacom or Viacom International determines, in their sole and absolute discretion, that their ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

     For purposes of the Exchange Offer, Viacom shall be deemed to have accepted validly tendered unregistered senior securities when, as and if Viacom has given oral or written notice thereof to the applicable Exchange Agent. If any tendered unregistered senior securities are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged unregistered senior securities will be returned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The Exchange Offer--Book-Entry Transfer," such non-exchanged senior securities will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

     The undersigned understands and acknowledges that Viacom reserves the right in its sole discretion to purchase or make offers for any unregistered senior securities that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Exchange Offer--Expiration Date; Extensions; Amendment; Termination" to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase unregistered senior securities in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that tenders of unregistered senior securities pursuant to the procedures described under the caption "Terms of the Exchange Offer --Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Viacom upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered unregistered senior securities by Viacom and the issuance of exchange senior securities in exchange therefor shall constitute performance in full by Viacom and Viacom International of their respective obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange senior securities, Viacom and Viacom International will have no further obligations or liabilities thereunder (except in certain limited circumstances).

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

     By acceptance of the Exchange Offer, each broker-dealer that receives exchange senior securities pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by Viacom of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Viacom agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Viacom has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered senior securities tendered by DTC, Euroclear or Clearstream Luxembourg, by credit to the respective account at DTC, Euroclear or Clearstream Luxembourg). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream Luxembourg. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange senior securities issued in exchange for the unregistered senior securities accepted for exchange and return any unregistered senior securities not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Viacom has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any unregistered senior securities from the name of the registered holder(s) thereof if Viacom does not accept for exchange any of the unregistered senior securities so tendered.

     Holders who wish to tender the unregistered senior securities and (1) whose unregistered senior securities are not immediately available or (2) who cannot deliver their unregistered senior securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agents prior to the Expiration Date, may tender their Restricted Noted according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 1.)

          PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

   (To Be Completed by All Tendering Holders of Unregistered Senior Securities
            Regardless of Whether Unregistered Senior Securities Are
                      Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the registered Holder(s) of unregistered senior securities exactly as its (their) name(s) appear(s) on certificate(s) of unregistered senior securities or, if tendered by a participant in DTC, Euroclear or Clearstream Luxembourg, exactly as such participant's name appears on its security position listing it as the owner of unregistered senior securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the unregistered senior securities to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth is or her full title below under "Capacity" and submit evidence satisfactory to Viacom of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the unregistered senior securities, then the registered Holder(s) must sign a valid proxy.



x_________________________________               Date:  ________________________

x_________________________________               Date:  ________________________
  Signature(s) of Holder(s) or
      Authorized Signatory

Name(s):  ______________________________         Address:  _____________________

          ------------------------------
                  (Please Print)                           (Including Zip Code)

Capacity(ies):                                   Area Code and Telephone No.:

Tax Identification or Social Security Number(s).:
                      [Complete Substitute Form W-9 below.]

                               SIGNATURE GUARANTEE
                           (See Instruction 1 herein)
        Certain Signatures Must Be Guaranteed by an Eligible Institution

   --------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

   --------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

   --------------------------------------------------------------------------
                             (Authorized Signatures)

   --------------------------------------------------------------------------
                                 (Printed Name)

   --------------------------------------------------------------------------
                                     (Title)


Date:

--------------------------------------------------------------------------------

    SPECIAL REGISTRATION INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
       (See Instruction 7 herein)               (See Instruction 7 herein)

To be completed ONLY if certificates      To be completed ONLY if certificates
for unregistered senior securities in     for unregistered senior securities in
a principal amount not tendered or        a principal amount not tendered or
not accepted for exchange are to be       not accepted for exchange are to be
issued in the name of, or the             sent to, or the exchange senior
exchange senior securities issued         securities issued pursuant to the
pursuant to the Exchange Offer are to     Exchange Offer are to be sent to
be issued to the order of, someone        someone other than the person or
other than the person or persons          persons whose signature(s) appear(s)
whose signature(s) appear(s) within       within this Letter of Transmittal, or
this Letter of Transmittal or issued      to an address different from, that
to an address different from, that        shown in the box entitled
shown in the box entitled                 "Description of unregistered senior
"Description of unregistered senior       securities" within this Letter of
securities" within this Letter of         Transmittal, or to be credited to an
Transmittal, or if exchange senior        account maintained at DTC, Euroclear
securities tendered by book-entry         or Clearstream Luxembourg other than
transfer that are not accepted for        the account indicated above.
purchase are to be credited to an
account maintained at DTC, Euroclear
or Clearstream Luxembourg other than
the account indicated above.

Name:_______________________________      Name:_______________________________
             (Please Print)                            (Please Print)

Address:____________________________      Address:____________________________
             (Please Print)                            (Please Print)

------------------------------------      ------------------------------------
             (Zip Code)                                (Zip Code)

------------------------------------      ------------------------------------
    Tax Identification or Social              Tax Identification or Social
           Security Number                           Security Number
  (See Substitute Form W-9 herein)          (See Substitute Form W-9 herein)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                   of the Exchange Offer and the Solicitation

        1. Guarantee of Signatures. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the unregistered senior securities tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream Luxembourg whose name appears on a security position listing as the owner of unregistered senior securities) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

        2. Delivery of this Letter of Transmittal and Unregistered Senior Securities. Certificates for the physically tendered unregistered senior securities (or a confirmation of a book-entry transfer to the Exchange Agent at DTC, Euroclear or Clearstream Luxembourg of all unregistered senior securities tendered electronically), as well as, in the case of physical delivery of unregistered senior securities, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the applicable Exchange Agent at its address set forth herein prior to 5:00 P.M. New York City time, on the Expiration Date. The method of delivery of the tendered unregistered senior securities, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC, Euroclear or Clearstream Luxembourg participant, to the applicable Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the applicable Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or unregistered senior securities should be sent to Viacom, DTC, Euroclear or Clearstream Luxembourg.

     The Exchange Agent will make a request to establish an account with respect to the unregistered senior securities at DTC, Euroclear or Clearstream Luxembourg for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream Luxembourg may make book-entry delivery of unregistered senior securities by causing DTC, Euroclear or Clearstream, Luxembourg, as the case may be, to transfer such unregistered senior securities into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of unregistered senior securities may be affected through book-entry transfer at DTC, Euroclear or Clearstream Luxembourg, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A Holder may tender unregistered senior securities that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered senior securities and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 6 of this Letter of Transmittal are true and correct.

     Holders of unregistered senior securities held through Euroclear or Clearstream Luxembourg, are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream Luxembourg, as the case may be, to accept the Exchange Offer and to tender their A computer-generated message must be transmitted to Euroclear or Clearstream Luxembourg, as the case may be, in lieu of a Letter of Transmittal, in order to tender the unregistered senior securities in the Exchange Offer.

        Holders who wish to tender their unregistered senior securities and (i) whose unregistered senior securities are not immediately available or (ii) who cannot deliver their unregistered senior securities, this Letter of Transmittal or any other documents required hereby to the applicable Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their unregistered senior securities and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC, Euroclear or Clearstream Luxembourg standard operating procedures; (ii) prior to the Expiration Date, the applicable Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered senior securities, the certificate number or numbers of such unregistered senior securities and the principal amount of unregistered senior securities tendered, stating that the tender is being made thereby and guaranteeing that within five Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the unregistered senior securities (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg) and any of the required documents will be deposited by the Eligible Institution with the applicable Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered unregistered senior securities in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, must be received by the applicable Exchange Agent within five Business Days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer-Guaranteed Delivery Procedures." Any Holder of unregistered senior securities who wishes to tender his unregistered senior securities pursuant to the guaranteed delivery procedures described above must ensure that the applicable Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their unregistered senior securities according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered senior securities or this Letter of Transmittal will be determined by Viacom in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (of copy hereof), shall waive any right to receive notice of the acceptance of the unregistered senior securities for exchange. Viacom reserves the absolute right to reject any and all unregistered senior securities or Letter of Transmittal not properly tendered or any tenders Viacom's acceptance of which would, in the opinion of counsel for Viacom, be unlawful. Viacom also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered senior securities. Viacom's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered senior securities must be cured within such time as Viacom shall determine. Although Viacom intends to notify Holders of defects or irregularities with respect to tenders of unregistered senior securities, neither Viacom, the Exchange Agents nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered senior securities, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered senior securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered senior securities received by the Exchange Agents that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agents to the tendering Holders of unregistered senior securities, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        3.  Inadequate   Space.  If  the  space  provided  is  inadequate,   the
certificate numbers and/or the number of the unregistered senior securities should be listed on a separate signed schedule attached hereto.

        4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered senior securities or a Euroclear, Clearstream Luxembourg, or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream Luxembourg, or DTC with respect to the unregistered senior securities may tender its unregistered senior securities in the Exchange Offer. Any beneficial owner of unregistered senior securities who is not the registered Holder and is not a Euroclear, Clearstream Luxembourg, or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its unregistered senior securities, either make appropriate arrangements to register ownership of the unregistered senior securities in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered senior securities.

        5. Partial Tenders; Withdrawals. Tenders of unregistered senior securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any unregistered senior securities is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Unregistered Senior Securities." The entire principal amount of unregistered senior securities delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered senior securities is not tendered, unregistered senior securities for the principal amount of unregistered senior securities not tendered and a certificate or certificates representing exchange senior securities issued in exchange of any unregistered senior securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream Luxembourg, promptly after the unregistered senior securities are accepted for exchange.

        Except as otherwise provided herein, tenders of unregistered senior securities may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered senior securities in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered senior securities to be withdrawn (the "Depositor"),
(2) identify the unregistered senior securities to be withdrawn (including the certificate number or numbers and principal amount of such unregistered senior securities, or, in the case of unregistered senior securities transferred by book-entry transfer the name and number of the account at Euroclear, Clearstream Luxembourg, or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such unregistered senior securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the unregistered senior securities register the transfer of such unregistered senior securities into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered senior securities are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Viacom, whose determination shall be final and binding on all parties. Any unregistered senior securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange senior securities will be issued with respect thereto unless the unregistered senior securities so withdrawn are validly re-tendered. Any unregistered senior securities which have been tendered but which are not accepted for exchange by Viacom will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn unregistered senior securities may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

        6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the unregistered senior securities tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered senior securities without alteration, enlargement or any change whatsoever.

        If any of the unregistered senior securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of unregistered senior securities registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of unregistered senior securities.

        If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered senior securities) of unregistered senior securities tendered and the certificate(s) for exchange senior securities issued in exchange therefor is to be issued (or any untendered principal amount of unregistered senior securities is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the unregistered senior securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of unregistered senior securities listed therein, such unregistered senior securities must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered senior securities on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the unregistered senior securities.

        If this Letter of Transmittal (or copy hereof) or any unregistered senior securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Viacom, evidence satisfactory to Viacom of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on unregistered senior securities or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

        7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange senior securities or substitute unregistered senior securities for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the unregistered senior securities through DTC, Euroclear or Clearstream Luxembourg, if different from the account maintained at DTC, Euroclear or Clearstream Luxembourg indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        8. Transfer Taxes. Viacom will pay all transfer taxes, if any, applicable to the exchange of unregistered senior securities pursuant to the Exchange Offer. If, however, certificates representing exchange senior securities or unregistered senior securities for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered senior securities tendered hereby, or if tendered unregistered senior securities are registered in the name of any person other than the person signing this Letter of

Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of unregistered senior securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered senior securities listed in this Letter of Transmittal.

        9. Waiver of Conditions. Viacom reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any unregistered senior securities tendered.

        10. Mutilated, Lost, Stolen or Destroyed Unregistered Senior Securities. Any tendering Holder whose unregistered senior securities have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated herein for further instruction.

        11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the applicable Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

        The Holder is required to give the applicable Exchange Agent the social security number or employer identification number of the Holder of the unregistered senior securities. If the unregistered senior securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                              TO BE COMPLETED BY ALL TENDERING HOLDERS
---------------------------------------------------------------------------------------------------------------------
                                                      PAYOR'S NAME: VIACOM INC.
---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               Part 1-PLEASE PROVIDE YOUR TIN IN             Social Security Number
Form W-9                                 THE BOX AT RIGHT AND CERTIFY BY                         or
                                         SIGNING AND DATING                        Employer Identification Number
                                         BELOW                                           __________________
---------------------------------------------------------------------------------------------------------------------
                                         Part 2-Check the box if you are NOT
                                         subject to back-up withholding under
                                         the provisions of Section 3406(a)(1)(C)
                                         of the Internal Revenue Code because
Department of the Treasury               1. you have not been notified that you are subject to back-up
Internal Revenue Service                    withholding as a result of failure to report all interest or dividends,
                                         2. the Internal Revenue Service has notified you that you are no
Payor's Request for Taxpayer                longer subject to back-up withholding or
Identification Number (TIN)              3. you are exempt.

                                         CERTIFICATION-UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION
                                         PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE
---------------------------------------------------------------------------------------------------------------------
                            Sign Here >  SIGNATURE:                                           Part 3-

                                         DATE:                                        Check if Awaiting TIN [ ]
---------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SENIOR SECURITES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                           o Payments of interest on obligations
                                             issued by individuals. Note: You
                                             may be subject to backup
                                             withholding if this interest if
                                             $600 or more and is paid in the
                                             course of the payer's trade or
                                             business and you have not provided
                                             your correct taxpayer
                                             identification number to the payee.
                                           o Payments of tax-exempt interest
                                             (including exempt- interest
                                             dividends in section 852).
Obtain a Number:                           o Payments described in
                                             section 6049(b)(5) to non-
If you don't have a taxpayer                 resident alien.
identification number or you don't         o Payments on tax-free covenant
know your number, obtain Form SS-5,          bonds under section 1451.
Application for a Social Security          o Payments made by certain
Number Card, or Form SS-4,                   foreign organizations.
Application for Employer                   o Payments made to a nominee.
Identification Number, at the local
office of the Social Security         Exempt payees described above
Administration or the Internal        should file Form W-9 to avoid
Revenue Service and apply for a       possible erroneous backup
number.                               withholding.
                                      FILE THIS FORM WITH
                                      THE PAYER, FURNISH YOUR TAXPAYER
Payees Exempt from Backup             IDENTIFICATION NUMBER, WRITE
Withholding:                          "EXEMPT" ON THE FACE OF THE FORM,
                                      AND RETURN IT TO THE PAYER. IF THE
Payees specifically exempted          PAYMENTS ARE INTEREST, DIVIDENDS,
from backup withholding on ALL        OR PATRONAGE DIVIDENDS, ALSO SIGN
payments include the following:       AND DATE THE FORM.

     o A corporation                  Certain payments other than
     o A financial institution.       interest, dividends and patronage
     o An organization exempt from    dividends that are not subject to
       tax under section 501(a), or   information reporting are also not
       an individual retirement       subject to backup withholding. For
       plan.                          details, see the regulations under
     o The United States or any       sections 6041, 6041A(a), 6045 and
       agency or instrumentality      6050A.
       thereof.
     o A State, the District of       Privacy Act Notice. Section 6109
       Columbia, a possession of the  requires most recipients of
       United States, or any          dividend, interest, or other
       subdivision or                 payments to give taxpayer
        instrumentality thereof.      identification numbers to payers
     o A foreign government, a        who must report the payments to the
       political subdivision of a     IRS. IRS uses the numbers for
       foreign government, or any     identification purposes. Payers
       agency or instrumentality      must be given the numbers whether
       thereof.                       or not recipients are required to
      o An international              file tax returns. Payers must
        organization or any agency    generally withhold 31% of taxable
        of or instrumentality         interest, dividend, and certain
        thereof.                      other payments to a payee who does
      o A registered dealer in        not furnish a taxpayer
        securities or commodities     identification number to a payee.
        registered in the U.S. or a   Certain penalties may also apply.
        possession of the U.S.
      o A real estate investment      Penalties:
        trust.
      o A common trust fund operated  (1) Penalty for Failure to Furnish
        by a bank under section       Taxpayer Identification Number. If
        584(a).                       you fail to furnish your taxpayer
      o An exempt charitable          identification number to a payer,
        remainder trust, or a         you are subject to a penalty of $50
        non-exempt trust described    for each such failure unless your
        in section 4947(a)(1).        failure is due to reasonable cause
      o An entity registered at all   and not to willful neglect.
        times under the Investment
        Company Act of 1940.          (2) Civil Penalty for False
      o A foreign central bank of     Information with Respect to
        issue.                        Withholding. If you make a false
                                      statement with no reasonable basis
Payments of dividends and patronage   which results in no imposition  of
dividends not generally subject to    backup withholding, you are subject
backup withholding include the        to a penalty of $500.
following:
                                      (3) Criminal penalty for Falsifying
     o Payments to nonresident        Information. Falsifying
       aliens subject to withholding  certifications or affirmations may
       under section 1441.            subject you to criminal penalties
     o Payments to partnerships not   including fines and/or
       engaged in a trade or          imprisonment.
       business in the U.S. and
       which have at least one        FOR ADDITIONAL INFORMATION CONTACT
       nonresident partner.           YOUR TAX CONSULTANT OR THE INTERNAL
     o Payments of patronage          REVENUE SERVICE.
       dividends where the amount
       renewed is not paid in money.
     o Payments made by certain
       foreign nations.
     o Payments made to a nominee.

Payments of interest not generally
subject to backup withholding
include the following:

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------------------------------------------------------
For this type of account:     Give the SOCIAL                 For this type of account:  Give the SOCIAL
                              SECURITY number of--                                       SECURITY number of--
-----------------------------------------------------------------------------------------------------------------------
1. An individual's            The individual                  8. Sole proprietorship     The owner/4
   account                                                       account

-----------------------------------------------------------------------------------------------------------------------
2.   Two or more              The  actual  owner  of  the     9. A valid trust,          The  legal   entity  (Do  not
     individuals (joint       account   or,  if  combined        estate, or pension      furnish    the    identifying
     account)                 funds,   any   one  of  the        trust                   number   of   the    personal
                              individuals/1                                              representatives   or  trustee
                                                                                         unless   the   legal   entity
                                                                                         itself is not  designated  in
                                                                                         the account title.)/5
-----------------------------------------------------------------------------------------------------------------------
3.   Husband and wife         The  actual  owner  of  the    10. Corporate               The corporation
     (joint account)          account    or,   if   joint        account
                              funds, either person/1
-----------------------------------------------------------------------------------------------------------------------
4.   Custodian account        The minor/2                    11. Religious,              The organization
     of a minor (Uniform                                         charitable, or
     Gift to Minors Act)                                         educational
                                                                 organization account
-----------------------------------------------------------------------------------------------------------------------
5.   Adult and minor          The  adult or, if the minor    12. Partnership             The partnership
     (joint account)          is  the  only  contributor,        account held in the
                              the minor/1                        name of the business
-----------------------------------------------------------------------------------------------------------------------
6.   Account in the           The    ward,    minor    or    13. Association,            The organization
     name of guardian or      incompetent person/3               club or other
     committee for a                                             tax-exempt
     designated ward,                                            organization
     minor, or incompetent
     person
-----------------------------------------------------------------------------------------------------------------------
     a. The usual             The grantor-trustee/1          14. A Broker or             The broker or nominee
     revocable savings                                           registered nominee
     trust account (grantor
     is also trustee)
-----------------------------------------------------------------------------------------------------------------------
     b.  So-called     trust  The actual owner/1             15. Account with            The public entity
         account   that   is                                     the Department of
         not  a   legal   or                                     Agriculture in the
         valid  trust  under                                     name of a public
         State law                                               entity (such as a
                                                                 State or local
                                                                 government,
                                                                 school
                                                                 district, or
                                                                 prison) that
                                                                 receives
                                                                 agricultural
                                                                 program
                                                                 payments.
-----------------------------------------------------------------------------------------------------------------------
1   List first and circle the name of the person whose number you finish.
2   Circle the minor's name and furnish the minor's Social Security number.
3   Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
4.  Show the name of the Owner.
5.  List first and circle the name of the legal trust, estate or pension trust.
NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


                         (DO NOT WRITE IN SPACE BELOW)



--------------------------------------------------------------------------------
Certificate Surrendered  Unregistered Senior Securities     Unregistered Senior
                                 Tendered                   Securities Accepted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Delivery Prepared
by _____________          Checked by ______________           Date _____________
--------------------------------------------------------------------------------

                 The Exchange Agents for the Exchange Offer are:

  Citibank, N.A.                           Kredietbank S.A. Luxembourgeoise
  111 Wall Street,  5th Floor              43, Boulevard Royal
  New York, NY  10005                      L-2955 Luxembourg
  Attn:  Global Agency & Trust Services    Attn:  Corporate Trust and Agencies
  By:  Telephone:  (800) 422-2066          By:  Telephone:  (00 352) 47 97 3933
  Facsimile:  (212) 825-3483               Facsimile:  (00 352) 47 97 73 951

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE PRINCIPAL EXCHANGE AGENT BY TELEPHONE AT (800) 422-2066 OR BY FACSIMILE AT (212) 825-3483 OR THE LUXEMBOURG EXCHANGE AGENT BY TELEPHONE AT (00 352) 47 97 3933, OR BY FACSIMILE AT (00 352) 47 97 3951.

ALL UNREGISTERED SENIOR SECURITIES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE SENIOR SECURITIES FOR THEIR UNREGISTERED SENIOR SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED SENIOR SECURITIES TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE APPLICABLE EXCHANGE AGENT AS DESCRIBED HEREIN.

                                   VIACOM INC.
                          EXCHANGE OFFER IN RESPECT OF
                           6.40% Senior Notes due 2006
                           7.70% Senior Notes due 2010
                        7.875% Senior Debentures due 2030
                                       of
                                   Viacom Inc.
              Unconditionally guaranteed as to payment of principal and interest by Viacom International Inc.
                   (a wholly owned subsidiary of Viacom Inc.)


To Registered Holders:

         We are enclosing herewith the material listed below relating to the offer (the "Exchange Offer") by Viacom Inc. (the "Company") and Viacom International Inc. (the "Guarantor") to exchange $400 million aggregate principal amount of 6.40% Senior Notes due 2006, $500 million aggregate principal amount of 7.70% Senior Notes due 2010 and $750 million aggregate principal amount of 7.875% Senior Debentures due 2030 (the "exchange senior securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for the outstanding unregistered $400 million aggregate principal amount of 6.40% Senior Notes due 2006, $500 million aggregate principal amount of 7.70% Senior Notes due 2010 and $750 million aggregate principal amount of 7.875% Senior Debentures due 2030, respectively (the "unregistered senior securities"), upon the terms and subject to the conditions set forth in the Prospectus dated February , 2001 and the related Letter of Transmittal.

         Enclosed herewith are copies of the following documents:

               1. Prospectus dated February , 2001;

               2. Letter of Transmittal;

               3. Instruction to Registered Holder from Beneficial Owner;

               4. Guidelines for Certification of Taxpayer Identification; and

               5. Letter which may be sent to your clients for whose account you hold unregistered senior securities in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer.

         We urge you to contact your clients promptly. Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on , 2001 unless extended by Viacom in its sole discretion.

         The Exchange offer is not conditioned upon any minimum number of unregistered senior securities being tendered.

         Pursuant to the Letter of Transmittal, each holder of unregistered senior securities (a "Holder") will represent to Viacom that (i) any exchange senior securities acquired pursuant to the Exchange Offer will be obtained in the ordinary course of business of the person receiving such exchange senior securities, whether or not such person is such Holder, (ii) neither the Holder of unregistered senior securities nor any other person has an arrangement or understanding with any person to participate in the distribution of such exchange senior securities, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive exchange senior securities for its own account in exchange for unregistered senior securities, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such exchange senior securities and (iv) neither the Holder nor any such other person is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. By so acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange senior securities, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The enclosed Instruction to Registered Holders from Beneficial Owner contains an authorization by the beneficial owners of the unregistered senior securities for you to make the foregoing representations.

         Viacom will not pay any fee or commission to any broker or dealer or to any other person (other than the exchange agents for the Exchange Offer. Viacom will pay all transfer taxes, if any, applicable to the exchange of unregistered senior securities pursuant to the Exchange Offer, on the transfer of unregistered senior securities to it, except as otherwise provided in Instruction 8 of the enclosed Letter of Transmittal.

         Any inquiries you may have with respect to the Exchange Offer may be addressed to, and additional copies of the enclosed materials may be obtained from, the Principal Exchange Agent, Citibank N.A., or the Luxembourg Exchange Agent, Kredietbank S.A. Luxembourgeoise, in the manner set forth below.


         Citibank, N.A.                            Kredietbank S.A. Luxembourgeoise
         111 Wall Street,  5th Floor               43, Boulevard Royal
         New York, NY  10005                       L-2955 Luxembourg
         Attn:  Global Agency & Trust Services     Attn:  Corporate Trust and Agencies
         By:  Telephone:  (800) 422-2066           By:  Telephone:  (00 352) 47 97 3933
         Facsimile:  (212) 825-3483                Facsimile:  (00 352) 47 97 73 951



                                                   Very truly yours,



                                                   VIACOM INC.


                                                   VIACOM INTERNATIONAL INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF VIACOM, VIACOM INTERNATIONAL INC. OR THE EXCHANGE AGENTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF VIACOM, VIACOM INTERNATIONAL INC. OR THE EXCHANGE AGENTS IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED HEREIN.

                                   VIACOM INC.
                  Pursuant to the Exchange Offer in Respect of
                           6.40% Senior Notes due 2006
                           7.70% Senior Notes due 2010
                        7.875% Senior Debentures due 2030
                                       of
                                   Viacom Inc.
              Unconditionally guaranteed as to payment of principal and interest by Viacom International Inc.
                   (a wholly owned subsidiary of Viacom Inc.)


To Our Clients:

         We are enclosing herewith a Prospectus dated February , 2001 of Viacom Inc. (the "Company") and Viacom International Inc. (the "Guarantor") and the related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company and the Guarantor to exchange $400 million aggregate principal amount of 6.40% Senior Notes due 2006, $500 million aggregate principal amount of 7.70% Senior Notes due 2010 and $750 million aggregate principal amount of 7.875% Senior Debentures due 2030 (the "exchange senior securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for the outstanding unregistered $400 million aggregate principal amount of 6.40% Senior Notes due 2006, $500 million aggregate principal amount of 7.70% Senior Notes due 2010 and $750 million aggregate principal amount of 7.875% Senior Debentures due 2030, respectively (the "unregistered senior securities"), upon the terms and subject to the conditions set forth in the Exchange Offer.

         Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on 2001 unless extended by Viacom in its sole discretion.

         The Exchange Offer is not conditioned upon any minimum number of unregistered senior securities being tendered.

         We are the holder of record of unregistered senior securities held by us for your account. A tender of such unregistered senior securities can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender unregistered senior securities held by us for your account.

         We request instructions as to whether you wish to tender any or all of the unregistered senior securities held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal.

         Pursuant to the Letter of Transmittal, each holder of unregistered senior securities (a "Holder") will represent to Viacom that (i) any exchange senior securities acquired pursuant to the Exchange Offer will be obtained in the ordinary course of business of the person receiving such exchange senior securities, whether or not such person is such Holder, (ii) neither the Holder of unregistered senior securities nor any other person has an arrangement or understanding with any person to participate in the distribution of such exchange senior securities, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive exchange senior securities for its own account in exchange for unregistered senior securities, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such exchange senior securities and (iv) neither the Holder nor any such other person is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. By so acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange senior securities, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                              Very truly yours,

                                   VIACOM INC.
                              FROM BENEFICIAL OWNER
                                       of
                           6.40% Senior Notes due 2006
                           7.70% Senior Notes due 2010
                        7.875% Senior Debentures due 2030
                                       of
                                   Viacom Inc.
              Unconditionally guaranteed as to payment of principal and interest by Viacom International Inc.
                   (a wholly owned subsidiary of Viacom Inc.)


To Registered Holder:

         The undersigned hereby acknowledges receipt of the Prospectus dated February , 2001 (the "Prospectus") of Viacom Inc. (the "Company") and Viacom International Inc. (the "Guarantor"), and the related Letter of Transmittal (the "Letter of Transmittal") that together constitute the offer of the Company and the Guarantor (the "Exchange Offer") to exchange $1,000 principal amount of 6.40% Senior Notes due 2006, $1,000 principal amount of 7.70% Senior Notes due 2010 and $1,000 principal amount of 7.875% Senior Debentures due 2030 of Viacom for each $1,000 principal amount of the outstanding unregistered 6.40% Senior Notes due 2006, 7.70% Senior Notes due 2010 and 7.875% Senior Debentures due 2030, respectively, (the "unregistered senior securities") of Viacom. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the unregistered senior securities held by you for the account of the undersigned.

         The aggregate face amount of the unregistered senior securities held by you for the account of the undersigned is (fill in amount):

                  [ ]      $___________ of 6.40% Senior Notes due 2006.

                  [ ]      $___________ of 7.70% Senior Notes due 2010.

                  [ ]      $___________ of 7.875% Senior Notes due 2030.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

                [ ] To TENDER the following unregistered senior securities held by you for the account of the undersigned (insert principal amount of unregistered senior securities to be tendered (if any)):

                           [ ]     $___________ of 6.40% Senior Notes due 2006.

                           [ ]     $___________ of 7.70% Senior Notes due 2010.

                           [ ]     $___________ of 7.875% Senior Notes due 2030.

                [ ] NOT to TENDER any unregistered senior securities held by you for the account of the undersigned.


         If the undersigned instructs you to render unregistered senior securities held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) any exchange senior securities acquired pursuant to the Exchange Offer will be obtained in the ordinary course of business of the person receiving such exchange senior securities, whether or not such person is such Holder, (ii) neither the Holder of unregistered senior securities nor any other person has an arrangement or understanding with any person to participate in the distribution of such exchange senior securities, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive exchange senior securities for its own account in exchange for unregistered senior securities, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such exchange senior securities and (iv) neither the Holder nor any such other person is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. By so acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange senior securities, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



                                    SIGN HERE

Name of beneficial owner(s) (please print):_____________________________________

Signature(s):___________________________________________________________________

Address: _______________________________________________________________________

Telephone Number: ______________________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

Date: __________________________________________________________________________